                                                                    Exhibit 10.2



                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 1") is made the 30th day of August, 2002, by and among JLG INDUSTRIES, INC., a Pennsylvania corporation ("JLG"), and certain of its subsidiaries listed on Schedule 1 to the Credit Agreement (as defined below) (together with JLG, individually and collectively, the "Borrowers"); the Lenders listed on Schedule 2 to the Credit Agreement; Wachovia Bank, National Association, as administrative agent and documentation agent ("Administrative Agent") and BankOne, Michigan, as syndication agent ("Syndication Agent").

                                   BACKGROUND

                Borrowers, Administrative Agent, Syndication Agent, certain of the Lenders, PNC Bank, National Association and Fleet National Bank entered into an Amended and Restated Credit Agreement dated June 17, 2002 (as amended hereby and as may be further amended, restated or modified from time to time, the "Credit Agreement") to finance the Borrowers' working capital and general corporate requirements.

                Borrowers, Administrative Agent, Syndication Agent and certain of the Lenders executed a letter, dated July 31, 2002 (the "Waiver Letter") to waive compliance with certain financial covenants for JLG's fiscal quarter ending July 31, 2002 and to modify the determination of Adjusted EBIT and EBITDA under the Credit Agreement.

                Borrowers, Lenders, Administrative Agent and Syndication Agent have agreed to make certain amendments to the Credit Agreement, each as set forth herein and subject to the terms and conditions hereof.

                In consideration of the foregoing and the premises and the agreements hereinafter set forth, and intending to be legally bound hereby, effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree as follows:

                1.      Definitions

                        a. General Rule. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

                        b. Additional Definitions. As of the Amendment No. 1 Effective Date, the following definitions are hereby added to Section 1.1 of the Credit Agreement to read in their entirety as follows:

                        "Amendment No. 1" means Amendment No. 1 to Amended and
                Restated Credit Agreement by and among Borrowers, Lenders, Administrative Agent and Syndication Agent, dated
                August 30, 2002.

                        "Amendment No. 1 Effective Date" means the date on which
                the conditions set forth in Paragraph 12 of Amendment No. 1 have been satisfied.

                        c. Amended Definitions. As of the Amendment No. 1 Effective Date, the following definitions found in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                       "Adjusted EBIT" means, for any Rolling Period,
                Consolidated net income of JLG and its Subsidiaries for such Rolling Period (excluding net income arising from Monetization Assets in connection with Monetization Transactions, or portions thereof, which are reflected as debt on the Consolidated balance sheet of JLG and its Consolidated Subsidiaries), plus (i) interest expense and taxes for such Rolling Period, (ii) the Orrville Restructuring Charge, (iii) the Gradall Charge, and
                (iv) non-cash expense relating to stock options or other stock-based compensation (other than non-cash expenses relating to restricted share awards determined in accordance with past practice), in each case as defined in accordance with GAAP and, if applicable, to the extent each has been deducted in determining net income.

                        "EBITDA" means, for any Rolling Period, Consolidated net
                income of JLG and its Subsidiaries for such period, plus interest expense, taxes, depreciation and amortization for such period, plus the Orrville Restructuring Charge, the Gradall Charge and non-cash expense relating to stock options or other stock-based compensation (other than non-cash expenses relating to restricted share awards determined in accordance with past practice), to the extent each has been deducted in determining net income. Notwithstanding anything to the contrary set forth herein, if for any Rolling Period, a Borrower shall have consummated an acquisition of a business, EBITDA shall be calculated on a pro forma basis as if the acquisition had taken place on the first day of such Rolling Period.

                2. Amendment and Restatement of Schedule 2 (Lenders and Commitments). As of the Amendment No. 1 Effective Date, Schedule 2 to the Credit Agreement (Lenders and Commitments) is amended and restated in its entirety as set forth on Exhibit A hereto, to reflect the addition of Credit Suisse First Boston and Stanfield Capital Partners as Lenders, including the related Commitment Percentages and Commitments for such Lenders, and the deletion of PNC Bank, National Association and Fleet National Bank as Lenders, under the terms of Section 13.10 of the Credit Agreement.

                3. Amendment and Restatement of Exhibit E (Form of Officer's Compliance Certificate). As of the Amendment No. 1 Effective Date, Exhibit E to the Credit Agreement

(Form of Officer's Compliance Certificate) is amended and restated in its entirety as set forth on Exhibit B hereto.

                4. Amendment and Restatement of Section 3.1 (L/C Commitment). As of the Amendment No. 1 Effective Date, the second sentence of
Section 3.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                Each Letter of Credit shall (i) be dominated in Dollars in a minimum amount of $100,000 (or, at the request of the Borrowers, standby Letters of Credit shall be denominated in any Alternate Currency in a minimum amount of the Dollar Equivalent of $100,000; provided, that Issuing Lender may decline to issue a Letter of Credit in an Alternate Currency if, in Issuing Lender's reasonable judgment, the issuance of such Letter of Credit in an Alternate Currency could reasonably be expected to cause the L/C Obligations to exceed the L/C Commitment or cause the Available Commitment of any Lender to be less than zero),
                (ii) be a letter of credit issued to support obligations of any Borrower or any Subsidiary, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date no later than the first anniversary of the issuance of such Letter of Credit, which date shall in no event be later than the Termination Date, and (iv) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the Commonwealth of Pennsylvania.

                5. Amendment and Restatement of Section 3.5 (Reimbursement Obligations of the Borrowers). As of the Amendment No. 1 Effective Date, the second sentence of Section 3.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                Each such payment shall be made to the Issuing Lender at its address for notices specified herein in the currency in which such Letter of Credit was issued and in immediately available funds on (i) the Business Day that the Borrowers receive such notice, if such notice is received prior to 1:00 p.m., Charlotte time, or (ii) the Business Day immediately following the day that the Borrowers receive such notice, if such notice is not received prior to such time.

                6. Amendment and Restatement of Section 4.1(c) (Applicable Margin). As of the Amendment No. 1 Effective Date, Section 4.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        (c) Applicable Margin. The Applicable Margin provided for in Section 4.1(a) with respect to the Loans (the "Applicable Margin") shall be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate as follows:


                      Level        Leverage Ratio       Applicable Margin
                      -----        --------------       -----------------
                        I          greater than or          225.0 bps
                                    equal to 4.0

                        II         greater than or          162.5 bps
                                    equal to 3.0
                                    and less than
                                        4.0

                       III         greater than or          112.5 bps
                                    equal to 2.5
                                    and less than
                                        3.0

                        IV         greater than or          100.0 bps
                                    equal to 2.0
                                    and less than
                                        2.5

                        V          greater than or           87.5 bps
                                    equal to 1.5
                                    and less than
                                        2.0

                        VI         greater than or           70.0 bps
                                    equal to 1.0
                                    and less than
                                        1.5

                       VII         less than 1.0             55.0 bps


                7. Additional Section 8.21 (Monetization Transaction Documentation). As of the Amendment No. 1 Effective Date, Section 8.21 is hereby added to the Credit Agreement in its entirety as follows:

                        8.21 Monetization Transaction Documentation. At least
                five (5) Business Days prior to the closing of any Monetization Transaction concerning Monetization Assets with a book value equal to or in excess of Thirty Million Dollars ($30,000,000), deliver to Administrative Agent the most recent drafts of the documentation for such Monetization Transaction.

                8. Amendment and Restatement of Section 9.2 (Adjusted Interest Coverage Ratio). As of the Amendment No. 1 Effective Date, Section 9.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        Section 9.2. Adjusted Interest Coverage Ratio. As of the
                last day of each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Adjusted Interest Coverage Ratio to be less than the level in the right column below for the fiscal quarter ending during the corresponding period in the left column below:


                                   Period                           Level
                                   ------                           -----
                   Amendment No. 1 Effective Date through       2.25 to 1.00
                               April 30, 2003
                      May 1, 2003 through July 31, 2003         2.75 to 1.00
                        August 1, 2003 and thereafter           4.00 to 1.00



                9. Amendment and Restatement of Section 9.4 (Adjusted Leverage Ratio). As of the Amendment No. 1 Effective Date, Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        Section 9.4. Adjusted Leverage Ratio. As of the last day
                of each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Adjusted Leverage Ratio to exceed the level in the right column below for the fiscal quarter ending during the corresponding period in the left column below:


                                   Period                           Level
                                   ------                           -----
                   Amendment No. 1 Effective Date through       7.75 to 1.00
                              January 31, 2003
                   February 1, 2003 through April 30, 2003      7.50 to 1.00
                      May 1, 2003 through July 31, 2003         7.25 to 1.00
                        August 1, 2003 and thereafter           4.50 to 1.00


                        ; provided, however, that if JLG and its Consolidated
                Subsidiaries enter into Monetization Transactions after the Amendment No. 1 Effective Date in which Monetization Assets having a book value of at least Twenty-Five Million Dollars ($25,000,000) are removed from the Consolidated balance sheet of JLG and its Consolidated Subsidiaries in Monetization Transactions treated as sales under GAAP, JLG and its Consolidated Subsidiaries shall not permit the Adjusted Leverage

                Ratio to exceed the level in the right column below for the fiscal quarter ending during the corresponding period in the left column below as set forth in the table applicable to the amount of Monetization Assets removed after the Amendment No. 1 Effective Date from the Consolidated balance sheet as described above:

                Monetization Assets equal to or greater than $25,000,000 but less than $50,000,000:

                                   Period                           Level
                                   ------                           -----
                   Amendment No. 1 Effective Date through       7.50 to 1.00
                              January 31, 2003
                   February 1, 2003 through April 30, 2003      7.25 to 1.00
                      May 1, 2003 through July 31, 2003         7.00 to 1.00
                        August 1, 2003 and thereafter           4.50 to 1.00


                Monetization Assets equal to or greater than $50,000,000 but less than $75,000,000:

                                   Period                           Level
                                   ------                           -----
                   Amendment No. 1 Effective Date through       7.25 to 1.00
                              January 31, 2003
                   February 1, 2003 through April 30, 2003      7.00 to 1.00
                      May 1, 2003 through July 31, 2003         6.75 to 1.00
                        August 1, 2003 and thereafter           4.50 to 1.00


                Monetization Assets equal to or greater than $75,000,000 but less than $100,000,000:

                                   Period                           Level
                                   ------                           -----
                   Amendment No. 1 Effective Date through       7.00 to 1.00
                              January 31, 2003
                   February 1, 2003 through April 30, 2003      6.75 to 1.00
                      May 1, 2003 through July 31, 2003         6.50 to 1.00
                        August 1, 2003 and thereafter           4.50 to 1.00

                Monetization Assets equal to or greater than $100,000,000:

                                   Period                           Level
                                   ------                           -----
                   Amendment No. 1 Effective Date through       6.75 to 1.00
                              January 31, 2003
                   February 1, 2003 through April 30, 2003      6.50 to 1.00
                      May 1, 2003 through July 31, 2003         6.25 to 1.00
                        August 1, 2003 and thereafter           4.50 to 1.00


                10. Representations and Warranties. Borrowers hereby represent and warrant to Lenders as follows:

                        a. Representations. As of the Amendment No. 1 Effective Date the Borrowers represent as follows: (i) the representations and warranties set forth in Article VI of the Credit Agreement, are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and
(iii) other than those matters giving rise to the waivers, consents and amendments included in the Waiver Letter or this Amendment No. 1 related to the calculation of the financial covenants as to which Borrowers make no representations, no Borrower is aware of any Material Adverse Effect.

                        b. Power and Authority. Each Borrower has the power and authority under the laws of its state of incorporation or formation and under its respective articles or certificates of incorporation and bylaws or articles of organization and operating agreement to enter into and perform this Amendment No. 1 and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Amendment Documents have been taken; and each of the Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of Borrowers, enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

                        c. No Violations of Law or Agreements. The execution and performance of the Amendment Documents by Borrowers will not: (i) violate any provisions of any law or regulation, federal, state or local, or the articles or certificates of incorporation or bylaws or articles of organization or operating agreement of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower or its property may be bound.

                11. Amendment Fee. Borrowers hereby covenant and agree to pay to each Lender who has executed this Amendment No. 1 by August 30, 2002 a fee of .125% on such Lender's Commitment Percentage under the Credit Agreement.

                12. Conditions to Effectiveness of Amendment. This Amendment No. 1 shall be effective upon the date of Administrative Agent's receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

                        a. Amendment No. 1. This Amendment No. 1 duly executed by Borrowers, Required Lenders and Administrative Agent.

                        b. Overdraft Facility. An amendment to the documentation evidencing the Overdraft Facility, effecting modifications of the Overdraft Facility that conform to the modifications to the Credit Agreement effected by Amendment No. 1 in all pertinent respects, in form and substance reasonably acceptable to Administrative Agent.

                        c. Amendment Fee. Payment to Administrative Agent, for the benefit of each Lender entitled thereto, of the fees set forth in Paragraph 11 hereof.

                        d. Articles of Merger. The articles of merger filed with the secretaries of state of Ohio and Pennsylvania evidencing the merger of The Gradall Orrville Company into JLG.

                        e. Other Documents. Such additional documents as Lenders may reasonably request.

                13. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as modified by the Waiver Letter and as amended by this Amendment No. 1, and (ii) agree that the terms and conditions of the Credit Agreement and the Collateral Security Documents shall continue in full force and effect as modified by the Waiver Letter and as amended hereby.

                14. Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT NO. 1, BORROWERS REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AMENDMENT NO. 1, THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH:

                        a. EACH BORROWER WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT NO. 1; AND

                        b. EACH BORROWER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL

OBLIGATION, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OTHER THAN OBLIGATIONS UNDER THE LOAN DOCUMENTS.

                15.     Miscellaneous.

                        a.      Borrowers agree to pay or reimburse
Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 1.

                        b. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

                        c. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

                        d. Except as expressly set forth herein, the execution, delivery and performance of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof, nor shall the Lenders' consents or waivers set forth herein nor anything contained herein be construed as or constitute a consent to or waiver of any further provision of the Credit Agreement; the consents and waivers granted hereby are limited to the matters and the periods set forth herein.

                IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 the day and year first above written.

Attest:                                            JLG INDUSTRIES, INC.
-------

By:     /s/ Thomas D. Singer                              By: /s/ James H. Woodward, Jr.
        ------------------------------------              ------------------------------------
        Name:  Thomas D. Singer                           Name: James H. Woodward, Jr.
        Title: Secretary                                  Title: Executive Vice President and Chief Financial Officer


Attest:                                            FULTON INTERNATIONAL, INC.
-------

By:     /s/ Thomas D. Singer                              By: /s/ James H. Woodward, Jr.
        ------------------------------------              ------------------------------------
        Name:  Thomas D. Singer                           Name: James H. Woodward, Jr.
        Title: Secretary                                  Title: President


Attest:                                            JLG EQUIPMENT SERVICES, INC.
-------

By:     /s/ Thomas D. Singer                              By: /s/ James H. Woodward, Jr.
        ------------------------------------              ------------------------------------
        Name:  Thomas D. Singer                           Name: James H. Woodward, Jr.
        Title: Assistant Secretary                        Title: Secretary and Treasurer


Attest:                                            JLG MANUFACTURING, LLC
-------                                            By:    JLG INDUSTRIES, INC.,
                                                          Authorized Member


By:     /s/ Thomas D. Singer                              By: /s/ James H. Woodward, Jr.
        ------------------------------------              ------------------------------------
        Name:  Thomas D. Singer                           Name: James H. Woodward, Jr.
        Title: Assistant Secretary                        Title: Executive Vice President and Chief Financial Officer


                             [EXECUTIONS CONTINUED]

Attest:                                            GRADALL INDUSTRIES, INC.


By:          /s/ Thomas D. Singer                      By:      /s/ James H. Woodward, Jr.
        ------------------------------------              ------------------------------------
        Name:  Thomas D. Singer                           Name:  James H. Woodward, Jr.
        Title: Assistant Secretary                        Title: Vice President


Attest:                                            THE GRADALL COMPANY
-------

By:          /s/ Thomas D. Singer                      By:      /s/ James H. Woodward, Jr.
        ------------------------------------              ------------------------------------
        Name:  Thomas D. Singer                           Name:  James H. Woodward, Jr.
        Title: Assistant Secretary                        Title: Vice President


Attest:                                            ACCESS FINANCIAL SOLUTIONS, INC.
-------

By:         /s/ Thomas D. Singer                       By:      /s/ James H. Woodward, Jr.
        ------------------------------------              ------------------------------------
        Name:   Thomas D. Singer                          Name:  James H. Woodward, Jr.
        Title:  Secretary                                 Title: President



                                LENDERS

                                WACHOVIA BANK, NATIONAL ASSOCIATION
                                as Administrative Agent, Documentation Agent and Lender

                                By:        /s/ George L. Woolsey
                                    --------------------------------------------
                                    Name:  George L. Woolsey
                                    Title: Vice President

                                BANK ONE, NA, successor by merger to Bank
                                One, Michigan,
                                individually as a Lender and in its capacity as Syndication Agent

                                By:           /s/ Patrick F. Dunphy
                                      ------------------------------------------
                                      Name:  Patrick F. Dunphy
                                      Title: Director


                             [EXECUTIONS CONTINUED]

                                 JP MORGAN CHASE BANK, successor by merger to THE CHASE MANHATTAN BANK, N.A., as a Lender


                                 By:   /s/ Christine M. McLeod
                                       -----------------------------------------
                                       Name:  Christine M. McLeod
                                       Title: Vice President



                                 BANCO ESPIRITO SANTO, S.A., NASSAU
                                 BRANCH, as a Lender


                                 By:   /s/ Terry R. Hull
                                       -----------------------------------------
                                       Name:  Terry R. Hull
                                       Title: Senior Vice President


                                 By:   /s/ Andrew M. Orsen
                                       -----------------------------------------
                                       Name:  Andrew M. Orsen
                                       Title: Vice President



                                 ALLFIRST BANK, f/k/a The First National Bank of Maryland, as a Lender


                                 By:   /s/ Kellie M. Matthews
                                       -----------------------------------------
                                       Name:  Kellie M. Matthews
                                       Title: Senior Vice President



                                 SUNAMERICA SENIOR FLOATING RATE FUND INC.
                                 By:   Stanfield Capital Partners LLC
                                 As sub-advisor
                                 as a Lender


                                 By:   /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner



                             [EXECUTIONS CONTINUED]

                                      WINDSOR LOAN FUNDING, LIMITED
                                      By: Stanfield Capital Partners LLC
                                      As its Investment Manager
                                      As a Lender


                                      By:   /s/ Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                      AXIS/SRS LIMITED
                                      By: Stanfield Capital Partners LLC
                                      As its Sub-Manager
                                      As a Lender


                                      By:   /s/ Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partners


                                      SRS STRATEGIES (CAYMAN) LP
                                      By: Stanfield Capital Partners LLC
                                      As its Investment Manager
                                      As a Lender


                                      By:   /s/ Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                      HARRIS TRUST AND SAVINGS BANK,
                                            as a Lender


                                      By:   /s/ Helen A. Dimitriou
                                            ------------------------------------
                                            Name:  Helen A. Dimitriou
                                            Title: Vice President



                                      NATIONAL CITY BANK OF PENNSYLVANIA,
                                      as a Lender


                                      By:   /s/ Anthony J. Leone
                                            ------------------------------------
                                            Name:  Anthony J. Leone
                                            Title: Banking Officer



                                      COMERICA BANK, as a Lender


                                      By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                      CITIZENS BANK OF PENNSYLVANIA, as a Lender


                                      By:   /s/ Joseph N. Butto
                                            ------------------------------------
                                            Name:  Joseph N. Butto
                                            Title: Vice President


                                      SUNTRUST BANK, ATLANTA, as a Lender


                                      By:   /s/ Stephen B. Derby
                                            ------------------------------------
                                            Name:  Stephen B. Derby
                                            Title: Director


                             [EXECUTIONS CONTINUED]

             BANK HAPOALIM B.M., as a Lender


             By:   James P. Surless            /s/ Laura Anne Reffa
                   -------------------------  ----------------------------------
                   Name: James P. Surless          Laura Anne Reffa
                   Title: Vice President           Senior Vice President and
                                                   Corporate Manager


             CREDIT SUISSE FIRST BOSTON, as a Lender


             By:   /s/ Paul J. Corona          /s/ Cassandra Droogan
                   -------------------------  ----------------------------------
                   Name: Paul J. Corona            Cassandra Droogan
                   Title: Director                 Associate



             THE BANK OF NEW YORK, as a Lender


             By:   /s/ Walter C. Parelli
                   ---------------------------------
                   Name: Walter C. Parelli
                   Title: Vice President



             BANK OF TOKYO-MITSUBISHI TRUST
             COMPANY, as a Lender


             By:   /s/ Friedrich Wilms
                   ---------------------------------
                   Name: Friedrich Wilms
                   Title: Vice President and Manager



             CREDIT LYONNAIS NEW YORK BRANCH, as a
             Lender


             By:
                   ---------------------------------
                   Name:
                   Title:


                             [EXECUTIONS CONTINUED]

                                         ERSTE BANK, as a Lender


                                         By:   /s/ Robert J. Wagman
                                               ---------------------------------
                                               Name: Robert J. Wagman
                                               Title: Vice President


                                         By:   /s/ John S. Runnion
                                               ---------------------------------
                                               Name: John S. Runnion
                                               Title: Managing Director



                                         STANDARD FEDERAL BANK, N.A.,
                                         as a Lender


                                         By:   /s/ Kathleen Hallberg
                                               ---------------------------------
                                               Name: Kathleen Hallberg
                                               Title: Assistant Vice President